Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)      ☐

THE BANK OF NEW YORK TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

(State of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)
700 South Flower Street Suite 500 Los Angeles, California (Address of principal executive offices)	90017 (Zip code)

KERZNER INTERNATIONAL LIMITED

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	98-0136554 (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

KERZNER INTERNATIONAL NORTH AMERICA, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	59-0763055 (I.R.S. employer identification no.)
1000 S. Pine Island Road Suite 800 Plantation, FL (Address of principal executive offices)	33324 (Zip code)

Kerzner International Bahamas Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Island Hotel Company Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Paradise Acquisitions Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Paradise Beach Inn Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Paradise Enterprises Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Paradise Island Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner International Management Limited

(Exact name of obligor as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Aberdeen Management Limited

(Exact name of obligor as specified in its charter)

Channel Islands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Birbo NV

(Exact name of obligor as specified in its charter)

Netherlands Antilles (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Paradise Island Futures Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Paradise Security Services Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Purposeful BV

(Exact name of obligor as specified in its charter)

Netherlands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner Hotels International (Bermuda) Limited

(Exact name of obligor as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner Hotels International Management NV

(Exact name of obligor as specified in its charter)

Netherlands Antilles (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner International Timeshare Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner International Development (Timeshare) Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner International Development Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner International Finance (BVI) Limited

(Exact name of obligor as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner International Marketing (UK) Limited

(Exact name of obligor as specified in its charter)

United Kingdom (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Solea Vacances SA

(Exact name of obligor as specified in its charter)

France (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner International Development Services Mexico, S. de R.L. de C.V.

(Exact name of obligor as specified in its charter)

Mexico (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner Investments Palmilla, Inc.

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner International Management Services Mexico, S. de R.L. de C.V.

(Exact name of obligor as specified in its charter)

Mexico (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner Northampton Limited

(Exact name of obligor as specified in its charter)

United Kingdom (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner Servicios Mexico, S. de R.L. de C.V.

(Exact name of obligor as specified in its charter)

Mexico (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner International Development Services (UK) Limited

(Exact name of obligor as specified in its charter)

United Kingdom (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner International Palm Island Limited

(Exact name of obligor as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner International UAE Limited

(Exact name of obligor as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner International Employment Services Limited

(Exact name of obligor as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner International Development FZ-LLC

(Exact name of obligor as specified in its charter)

Dubai Free Zone (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner International Management FZ-LLC

(Exact name of obligor as specified in its charter)

Dubai Free Zone (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

One&Only Management Limited

(Exact name of obligor as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

One&Only Resorts Limited

(Exact name of obligor as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner International Marine Projects Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner UK Leisure Property Holdings Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner UK Leisure Operations Holdings Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner Greenwich Hotel Limited

(Exact name of obligor as specified in its charter)

United Kingdom (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner Greenwich Casino Limited

(Exact name of obligor as specified in its charter)

United Kingdom (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner Glasgow Limited

(Exact name of obligor as specified in its charter)

United Kingdom (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner UK Gaming Limited

(Exact name of obligor as specified in its charter)

United Kingdom (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner Manchester Limited

(Exact name of obligor as specified in its charter)

United Kingdom (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner Investments Morocco Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner International Morocco Holdings Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner International Management (Morocco) Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner International Development (Morocco) Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

One&Only Resorts (Deutschland) Gmbh

(Exact name of obligor as specified in its charter)

Germany (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

One&Only Resorts (France) EURL

(Exact name of obligor as specified in its charter)

France (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

One&Only Resorts (Southern Africa) (Pty) Limited

(Exact name of obligor as specified in its charter)

South Africa (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

World Leisure Holidays (Pty) Limited

(Exact name of obligor as specified in its charter)

South Africa (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Paradise Marina Condominium Investments Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Hurricane Hole Marina Investments Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Hurricane Hole Properties Limited

(Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Coral Towers Paradise Island, The Bahamas (Address of principal executive offices)	Not Applicable (Zip code)

Kerzner Investments Connecticut, Inc.

(Exact name of obligor as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	36-4041616 (I.R.S. employer identification no.)
1000 S. Pine Island Road Suite 800 Plantation, FL (Address of principal executive offices)	33324 (Zip code)

SS, Inc.

(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	65-0483536 (I.R.S. employer identification no.)
1000 S. Pine Island Road Suite 800 Plantation, FL (Address of principal executive offices)	33324 (Zip code)

PIV, Inc.

(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	65-0483531 (I.R.S. employer identification no.)
1000 S. Pine Island Road Suite 800 Plantation, FL (Address of principal executive offices)	33324 (Zip code)

Kerzner Investments California, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	65-0932228 (I.R.S. employer identification no.)
1000 S. Pine Island Road Suite 800 Plantation, FL (Address of principal executive offices)	33324 (Zip code)

Kerzner International New York, Inc.

 (Exact name of obligor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	13-4027976 (I.R.S. employer identification no.)
1000 S. Pine Island Road Suite 800 Plantation, FL (Address of principal executive offices)	33324 (Zip code)

Kerzner International Development Services, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	41-2061851 (I.R.S. employer identification no.)
1000 S. Pine Island Road Suite 800 Plantation, FL (Address of principal executive offices)	33324 (Zip code)

Kerzner International Marketing, Inc.

(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	65-0880994 (I.R.S. employer identification no.)
1000 S. Pine Island Road Suite 800 Plantation, FL (Address of principal executive offices)	33324 (Zip code)

 Kerzner International Nevada, Inc.

(Exact name of obligor as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	65-0922984 (I.R.S. employer identification no.)
1000 S. Pine Island Road Suite 800 Plantation, FL (Address of principal executive offices)	33324 (Zip code)

Kerzner New York, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	65-1069728 (I.R.S. employer identification no.)
1000 S. Pine Island Road Suite 800 Plantation, FL (Address of principal executive offices)	33324 (Zip code)

Kerzner International Resorts, Inc.

(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	65-0483525 (I.R.S. employer identification no.)
1000 S. Pine Island Road Suite 800 Plantation, FL (Address of principal executive offices)	33324 (Zip code)

Kerzner International Management Services, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	41-2061854 (I.R.S. employer identification no.)
1000 S. Pine Island Road Suite 800 Plantation, FL (Address of principal executive offices)	33324 (Zip code)

Kerzner International California, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	38-3668780 (I.R.S. employer identification no.)
1000 S. Pine Island Road Suite 800 Plantation, FL (Address of principal executive offices)	33324 (Zip code)

Kerzner International Development Services Holding, L.L.C.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	59-0763055 (I.R.S. employer identification no.)
1000 S. Pine Island Road Suite 800 Plantation, FL (Address of principal executive offices)	33324 (Zip code)

Kerzner International Management Services Holding, L.L.C.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	59-0763055 (I.R.S. employer identification no.)
1000 S. Pine Island Road Suite 800 Plantation, FL (Address of principal executive offices)	33324 (Zip code)

Kerzner Investments BLB, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	33-1124565 (I.R.S. employer identification no.)
1000 S. Pine Island Road Suite 800 Plantation, FL (Address of principal executive offices)	33324 (Zip code)

Kerzner Investments Pennsylvania, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	03-0488858 (I.R.S. employer identification no.)
1000 S. Pine Island Road Suite 800 Plantation, FL (Address of principal executive offices)	33324 (Zip code)

6¾% Senior Subordinated Notes due 2015
(Title of the indenture securities)

1.             General information.  Furnish the following information as to the trustee:

(a)                                  Name and address of each examining or supervising authority to which it is subject.

Name	Address

Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b)                                  Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                       A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

2.                                       A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.                                       A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

4.                                       A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

6.                                       The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

7.                                       A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Jacksonville, and State of Florida, on the 7th day of November, 2005.

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By:	/S/ Craig A. Kaye
Name:	Craig A. Kaye
Title:	Assistant Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK TRUST COMPANY, N.A.

of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

At the close of business June 30, 2005, published in accordance with Federal regulatory authority instructions.

Dollar Amounts
in Thousands

ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	6,951
Interest-bearing balances	0
Securities:
Held-to-maturity securities	121
Available-for-sale securities	62,361
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	28,000
Securities purchased under agreements to resell	84,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	4,387
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Customers’ liability to this bank on acceptances outstanding	0
Intangible assets:
Goodwill	241,763
Other Intangible Assets	16,779
Other assets	37,918
Total assets	$482,280

LIABILITIES

Deposits:
In domestic offices	3,291
Noninterest-bearing	3,291
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	58,000
Not applicable
Bank’s liability on acceptances executed and outstanding	0
Subordinated notes and debentures	0
Other liabilities	60,240
Total liabilities	$121,531
Minority interest in consolidated subsidiaries	0

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus	294,125
Retained earnings	65,668
Accumulated other comprehensive income	-44
Other equity capital components	0
Total equity capital	$360,749
Total liabilities, minority interest, and equity capital	$482,280

I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

Thomas J. Mastro	)	Comptroller

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Richard G. Jackson	)
Nicholas C. English	)	Directors
Karen B. Shupenko	)